Contract No. 2005-Sizi-2

Working Capital Loan Agreement

by and between Inner Mongolia Xiangzhen Mining Group, Inc

and China Industrial and Commerce Bank

dated as of November 30, 2006

Borrower (Party A): Inner Mongolia Xiangzhen Mining Group Co., Ltd.

Address: Jianguo Road, Wulanhua Town, Siziwang Banner

Representative: Yu Xiaojing

Creditor (Party B): China Industrial and Commerce Bank, Siziwang Banner Branch

Address: No.257 Heping Road, Wulanhua Town, Siziwang Banner

Representative: Ma Fu

Content

Article 1: The type of loan

Article 2: The usage of loan

Article 3: The amount and term of loan

Article 4: The loan interest rate

Article 5: The capital sources and method of repayment

Article 6: The mortgage

Article 7: The rights and obligations of the two parties

Article 8: The responsibility of default

Article 9: The effect, change, release and termination

Article 10: The settlement of dispute

Article 11: The others articles concerted by the two parties

Article 12: The attachment of agreement

Due to the requirement of Article 2.1, Party A applies to Party B for loan. Party B agrees to credit the loan to Party A. Pursuit to the rights and obligations of the two parties, the two parties negotiated and entered into this contract according to the “Contract Law” and the “Loan Regulations” and other related laws and regulations.

Article 1: The type of loan

The loan in the contract is (mid term or short term) working capital loan.

Article 2: The usage of loan

The loan in the contract is used for supplying ore and purchasing accessorial materials.

Party A cannot change the use of loan before written agreement has received from Party B.

Article 3: The amount and term of loan

1.

The amount of the loan is 1,490,000 Yuan RMB.

2.

The term of the loan is 12 months, which is from November 30th, 2005 to November 29th, 2006.

3.

According to the Article 3.2, Party A should withdraw the loan by one time. The actual date of withdrawing will take ones signed on the contract as standard. The due bill or voucher of the loan is an undividable part with the contract except the date. If the other articles signed are different from the contract, then taken the contract as standard.

Article 4: The loan interest rate

The interest incurred from the loan in the contract will be calculated from the days drew and taken days as the criterion (day rate equals with year rate divided by 360) and balanced by month in the 20th day. If the date of balancing is not the working day of bank, then postpone to the next working day. When the loan is matured, the interest and principal will balance to zero.

1.

The interest rate of loan in the contract will confirm as the method list in 4.2.2.

1)

The fixed interest rate of one year is    % and it will not adjust during the term of the contract.

2)

The rate of loan will be confirmed based on the suitable rate of People’s Bank of China and up-float. The interest rate will be adjusted period by period and take     year as a term unit. The time of the first period of interest confirmed as the day when this contract becomes effective and it is set by Party B according to the suitable basic rate of People’s Bank of China and the scope of rate float which the two parties promised to decide, as the rate of one year is         %; The interest rate of the second and the period following confirm as the parallelism day, its Interest Payment Date and the payment of the loan is defined as the same as the above described. If the adjusted month does not have the parallelism date with the day the contract became effective, then make the last day of the month to be the parallelism day.

Party A should inform Party B the change of interest rate by official written notice, but whether Party A received or not, it will be performed at the new rate.

3)

If People’s Bank of China adjusts the rate of interest or the method of confirmation, it will transact as the adjusted rule of People’s Bank of China.

Article 5: The capital sources and method of repayment

Such as any other contracts promised as source of returning capital, cannot affect the performance of the return obligation written in the contract.

Party A should prepare plenty of interest incurred during every period and principal in its account, before the mature date.

Party A authorizes Party B to transfer the interest or principal from the account of Party A on balance date.

Article 6: The mortgage

If the mortgage has changed to be harm to Party B, by noticed from Party B, Party A should provide additional mortgage to satisfy the requirement of Party B.

Article 7: The rights and obligations of the two parties

1.

The rights and obligations of Party A:

1)

Withdraw and use the loan comply with the promised by both parties;

2)

If Party A return the loan, it should be agreed by Party B and redeem the expected income, loss or other expenses;

3)

Party A should be responsible to the facility, veracity, and integrality of the information provided in the process of censoring;

4)

Party A should be self-consciously accept the investigation, acknowledgement and supervision of Party B about the use of loan in this contract;

5)

Party A should cooperate with Party B actively on the fairs of investigation, acknowledgement, and supervision of production, selling and financial condition. And Party A has the responsibility of providing related income statement, balance sheet etc. period by period to Party B;

6)

Party A should deliver the principal and interest according to the contract;

7)

Party A should be charged with the related expenses, including but now limited the fees on notarization, identifying, appraisal and registration;

8)

Party A should post out the return receipt in 3 days after the dun letter or document received from Party B by post or by other means;

9)

If do some contract rental, stock reconstruction, pool, consolidation, annex, joint venture, schism, reduce the capital, change of stock, transfer the materially asset and other behavior affect the rights and interests to perform, Party A inform Party B in advance at least 30 days and receive the official agreement of Party B, and must have not performance the above contract before repaid all the debts.

10)

Party A inform Party B the changes about the fairs of business registration, such as address, communication method, the scope of operation and representative, at most 7 days after the changes be done.

11)

Party A inform Party B immediately by written notice if anything is harm to the operation or has adverse affection on the performing the obligation of return the loan, including but not limited materially economy dissension, bankruptcy, deterioration of financial condition etc.

12)

Party A inform Party B at most 5 days by written notice if going out of business, dissolution, shutout for neatening, withdrawing the business license, and ensure return the principal and interest immediately;

2.

The rights and obligations of Party B

1)

Party B require Party A to provide all the information about the loan;

2)

Party B transfer the principal, interests, compound interest, punished interest and other expense payable from the account of Party A according to the promise of the contract and related laws;

3)

If the behavior of escaping from the supervise of Party B, or defaulting the principal and interest or other serious behavior breaching of faith happened, Party B has the right to deal with credit, informing other related departments and parties by press releasing.

4)

Party B should provide sufficient loan to Party A according to the contract (except the situation of delay caused by Party A);

5)

Party B should keep secret about the information of Party A about the debt, finance, production and operation, etc., but except the part promised in this contract or regulated by other regulations.

Article 8: The responsibility of default

1.

The two parties should perform their obligation promised in this contract after the contract becomes effective. Any party should respond if they do not perform their obligation according to laws.

2.

Party B has the right to calculate the penalty using the rate and day by day for Party B’s default to return the loan according to 3.3;

3.

Party A has the right to calculate the penalty using the rate and day by day for Party B’s default to credit the loan according to 3.3;

4.

Without the official agreement of Party B, if Party A repays the loan in the contract in advance, Party B has the right to calculate the interest in the interest rate and period according to the contract;

5.

Party B has the right to discharge in the limited period if Party A does not return the principal and interest of the contract and Party A warrant Party B to deduct the capital in all the accounts in Industrial and Commercial Bank of China and all the branches to cancel out the debt in the contract. Simultaneously Party B will charge penalty on the delayed return in term of the rate written in the contract   (30-50%), and charge compound interest on the outstanding interest in term of the rate written in the contract   (30-50%).

If the conduction is foreign currency, then in term of the buy in price of Party B list on the board of the deducting day;

6.

Party B has the right to cease the loan and takes back part or all of the loan and release from the contract if Party A does not use the loan according to the use in the contract, and then charges penalty interest on the loan used disobey in term of the number of days used disobey and the rate in the contract adding   (50-100%) and charges compound interest on the interest unpaid in term of the rate in the contract adding   (50-100%).

7.

The interest Party A cannot pay in the loan period should incur compound interest and after the delay of the loan, the compound interest should be incurred using the rate list in 8.5.

8.

If the situation of 8.5,8..6 happen simultaneously on the use of loan by Party A, Party B should choose the method to the more serious one and cannot take both of the two method;

9.

If Party A has any of the behavior below, Party A should correct and take some remediation measure which content Party B in at most 7days after received the notice of Party B;

1)

Provide the balance sheet, income statement and other financial material which is illusive or hides important fact to Party B;

2)

Does not cooperate or refuse to accept the supervision of Party B about the use of loan and the activities related to production, operation and finance;

3)

Transfer or dispose or threaten to transfer or dispose the important part of asset without the agreement of Party B;

4)

The important part or all of the assets is occupied by other creditors or appointed assignees, receiver or someone allied or the assets is distained or congealed which can make serous loss to Party B;

5)

Do some contract rental, stock reconstruction, pool, consolidation, annex, joint venture, schism, reduce the capital, change of stock, transfer the materially asset and other behavior affect the rights and interests to perform of Party B;

6)

The changes about the fairs of business registration, such as address, communication method, the scope of operation and representative, or materially investment outside etc. which affect or threaten the credit of Party B;

7)

Involved in the fetal economy dissension or deteriorated financial situation which make Party B to subject serious affection and threat; other

8)

Any other situation which can lead the credit of Party B to a condition of bearing of threat and serous loss;

Article 9: The effect, change, release and termination

1.

This contract will become effective after the two parties’ signatures and seals; if warrant exist, the contract will become effective after the warrant contract is effective;

2.

If one of the situation happen, Party B has the right to release from the contract and require Party A returns all the principal and interest of the loan and pays the penalty:

1)

When Party A going out of business, dissolution, shutout for neatening, withdrawing the business license;

2)

When the mortgage has changed and the change is harm to Party B and Party A does not provide other mortgage to content Party B;

3)

Party A does not return the principal in time or not use the loan as promised in the contract, owes the interest or other behavior breaching of faith;

3.

If Party A requires the delay of loan, it should be at most 30 days before the mature date to submit the written application and the written advice of warrantor and after the check and agreement of Party B and signs the agreement of delay and the loan in this contract can be delay. Before the delay agreement signed, this contract maintains the performance.

4.

Once the contract becomes effective, any of the two parties cannot change or release from the contract. If need to change or release from this contract, both of the two parties should negotiate about it and come to an written agreement. Before the written agreement signed, this contract maintains the performance.

Article 10: The settlement of dispute

1.

The dispute in the process of performing the contract between the two parties should be settled by negotiation of the two parties first; if not settled, then use the         method to resolve:

1)

Arbitrage by                ;

2)

Lawsuit by the court where the Party B is located;

Article 11: The others concerted by the two parties

    (N/A)

Article 12: The supplementary articles

2.

The supplementary articles are the undivided parts of the contract and they have the same legal force with the contract;

3.

During the performance of the contract, if some withdrawing or returning date is not the working day of the bank, then delay it to the next working day of the bank;

4.

The contract has two copies, both of the two parties keep one respectively and both of the two contracts have the same legal force.

Party A (Seal):

Party B (Seal):

Inner Mongolia Xiangzhen Mining Co., Ltd

Industrial and Commercial Bank of China, Siziwang Banner Branch

Representative: /s/Yu Xiaojing

Representative: /s/Ma Fu

November 30th, 2005

November 30th, 2005